SUNAMERICA SERIES TRUST

Supplement to the Statement of Additional Information dated April 30, 2012

Effective immediately, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, the portfolio manager disclosure for SunAmerica Asset Management Corp. (“SAAMCo”) is supplemented with the following:

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of January 31, 2012*)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in $ millions)	No. of Accounts	Total Assets (in $millions)	No. of Accounts	Total Assets (in $millions)
SAAMCo	Murphy, Kara	2	$594.6	—	—	—	—

*	Assets as of July 31, 2012.

Dated: August 16, 2012